Exhibit 33.2

Wachovia Corporation                                       Ross E. Jeffries, Jr,
Legal Division                                         Senior Vice President and
One Wachovia Center                                       Deputy General Counsel
301 South College Street, NCO630                       Direct Dial: 704 374-3234
Charlotte, NC 28388                                            Fax: 704 715-4494
                                                      ross.jeffries@wachovia.com

[LOGO]
                                                                        WACHOVIA



           Assessment of Compliance with Applicable Servicing Criteria

1. Management of Wachovia Equity Servicing, LLC (successor by merger to HomEq Servicing Corporation) ("HomEq") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities Exchange Commission, as of and for the ten months ended October 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto (the "Applicable Servicing Criteria"). The transactions covered by this report include asset-backed securities transactions for which HomEq acted as servicer involving subprime residential mortgage loans (other than transactions that closed prior to January 1, 2006) as of and for the ten months ended October 31,2006 (the "Platform");

2. HomEq has engaged a vendor (the "Vendor") to perform specific, limited or scripted activities, and HomEq elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor's activities as set forth in Appendix A hereto. HomEq management has determined that this Vendor is not considered a "servicer" as defined in item 1101(j) of Regulation AB, and HomEq's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to this Vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the Vendor's activities comply in all material respects with the servicing criteria applicable to the Vendor. HomEq's management is solely responsible for determining that HomEq meets the SEC requirements to apply Interpretation 17.06 for the Vendor and related criteria as described in HomEq's assertion, and we performed no procedures with respect to HomEq's eligibility to apply Interpretation 17.06;

3. Except as set forth in paragraph 4 below, HomEq's management used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the ten months ended October 31, 2006;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to HomEq based on the activities it performs, directly or through its Vendor, with respect to the Platform;

5. HomEq has not identified and is not aware of any material instance of noncompliance by the Vendor with the Applicable Servicing Criteria with respect to the Platform taken as a whole;

6. HomEq has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the Applicable Servicing Criteria with respect to the Platform taken as a whole; and

7. Based on such assessment, HomEq has complied, in all material respects, with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the ten months ended October 31, 2006 with respect to the Platform taken as a whole;

8. KPMG LLP an independent registered public accounting firm has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of and for the ten months ended October 31, 2006.

Wachovia Equity Servicing, LLC (successor by merger to HomEq Servicing Corporation)


/s/ Mr. Ross Jeffries
-----------------------------
Mr. Ross Jeffries
Senior Vice President and Deputy General Counsel

Wachovia Bank N.A.


/s/ Mr. Ross Jeffries
-----------------------------
Mr. Ross Jeffries
Senior Vice President and Deputy General Counsel

March 12, 2007

                                   APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                                  APPLICABLE                  SERVICING
                    SERVICING CRITERIA                                         SERVICING CRITERIA              CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Performed
                                                                                                         by
                                                                                         Performed   subservicer
                                                                                            by         (s) or
                                                                                         Vendor(s)    vendor(s)   NOT performed
                                                                                         for which    for which   by HomEq or by
                                                                                          HomEq is    HomEq is    subservicer(s)
                                                                             Performed      the        NOT the     or vendor(s)
                                                                              Directly  Responsible  Responsible    retained by
    Reference                           Criteria                              by HomEq     Party        Party          HomEq
--------------------------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(i)    Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in        X
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(ii)   If any material servicing activities are outsourced to
                  third parties, policies and procedures are Instituted to      X
                  monitor the third party's performance and compliance
                  with such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iii)  Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are                                                     X
                  maintained.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iv)   A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the               X
                  amount of coverage required by and otherwise in
                  accordance with the terms of the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
 1l22(d)(2)(i)    Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank          X           X(1)
                  clearing accounts no more than two business days
                  following receipt, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1l22(d)(2)(ii)   Disbursements made via wire transfer on behalf of an
                  obligor or to an Investor are made only by authorized         X
                  personnel.
--------------------------------------------------------------------------------------------------------------------------------
 1l22(d)(2)(iii)  Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other        X
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iv)   The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form  of       X
                  overcollateralization, are separately maintained (e.g.,
                  with respect to commingling of cash) as set forth in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) A vendor deposits certain funds from customer transactions to a lockbox clearing account.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                                  APPLICABLE                  SERVICING
                    SERVICING CRITERIA                                         SERVICING CRITERIA              CRITERIA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Performed
                                                                                                          by
                                                                                         Performed   subservicer
                                                                                            by          (s) or
                                                                                         Vendor(s)    vendor(s)   NOT performed
                                                                                         for which    for which   by HomEq or by
                                                                                          HomEq is     HomEq is   subservicer(s)
                                                                             Performed      the        NOT the      or vendor(s)
                                                                             Directly   Responsible  Responsible    retained by
    Reference                          Criteria                              by HomEq      Party        Party          HomEq
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(v)    Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this criterion,      X
                  "federally Insured depository institution" with respect
                  to a foreign financial institution means a foreign
                  financial institution that meets the requirements
                  of Rule 13k-1(b)(1) of the Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent             X
                  unauthorized access.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts.
                  These reconciliations are (A) mathematically accurate:
                  (B) prepared within 30 calendar days after the bank          X
                  statement cutoff date, or such other number of days
                  specified in the transaction agreements; (C) reviewed
                  and approved by someone other than the person who
                  prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  Items are resolved within 90 calendar days of their
                  original Identification, or such other number of days
                  specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                      Investor Remittances and Reportinq
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(i)    Reports to Investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms                                               X(2)
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  Servicer.
-------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(ii)   Amounts due to Investors are allocated and remitted in
                  accordance with timeframes, distribution priority and                                                X(2)
                  other terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------
(2) HomEq has determined for purposes of assessing the servicing criteria listed in Items 1122(d)(3)(i)-(iv) that, pursuant to the Securities and Exchange Commission Telephone Interpretation 11-03, the term "investor" as used in those Items does not pertain to the entities to which HomEq provides the applicable information. Consequently, these criteria are inapplicable to HomEq.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                                  APPLICABLE                  SERVICING
                    SERVICING CRITERIA                                         SERVICING CRITERIA              CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Performed
                                                                                                         by
                                                                                         Performed   subservicer
                                                                                            by          (s) or
                                                                                         Vendor(s)    vendor(s)    NOT performed
                                                                                         for which    for which   by HomEq or by
                                                                                         HomEq is      HomEq is   subservicer(s)
                                                                             Performed      the        NOT the     or vendor(s)
                                                                              Directly  Responsible  Responsible    retained by
    Reference                          Criteria                               by HomEq     Party         Party        HomEq
--------------------------------------------------------------------------------------------------------------------------------
 ll22(d)(3)(iii)  Disbursements  made to an investor are posted within two                                              X(2)
                  business days to the Servicer's investor records, or
                  such other number of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iv)   Amounts remitted to Investors per the Investor reports                                                X(2)
                  agree with cancelled checks, or other form of payment,
                  or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                           Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(i)    Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related            X
                  mortgage loan documents.

--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ii)   Pool asset and related documents are safeguarded as          X
                  required by the transaction agreements
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iii)  Any additions, removals or substitutions to the asset
                  pool are  made,  reviewed  and  approved  in  accordance     X(3)
                  with any conditions or requirements in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1l22(d)(4)(iv)   Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are
                  posted to the Servicer's obligor records maintained no
                  more than two business days after receipt, or such other     X          X(4)
                  number of days specified in the transaction agreements,
                  and allocated to principal, interest or other Items
                  (e.g., escrow) in accordance with the related
                  pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(v)    The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's     X
                  unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vi)   Changes with respect to the terms or status of an
                  obligor's pool assets (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by authorized     X
                  personnel in accordance with the transaction agreement
                  and related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------

---------------------------
(3) HomEq only pursues removal of loans it has identified as violative of representations and warranties, coordinates removal of assets approved for repurchase and notifies the trustee and seller when repurchase requests are declined.

(4) HomEq's lockbox vendor receives certain obligor payments, deposits them to a clearing account and forwards deposit information to HomEq. HomEq transfers funds from the clearing account to the applicable custodial account for payment allocation in the servicing system.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                                  APPLICABLE                  SERVICING
                   SERVICING CRITERIA                                          SERVICING CRITERIA              CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Performed
                                                                                                         by
                                                                                         Performed   subservicer
                                                                                            by          (s) or
                                                                                         Vendor(s)    vendor(s)   NOT performed
                                                                                         for which    for which   by HomEq or by
                                                                                          HomEq is     HomEq is   subservicer(s)
                                                                             Performed      the        NOT the     or vendor(s)
                                                                              Directly  Responsible  Responsible   retained by
    Reference                          Criteria                               by HomEq     Party        Party         HomEq
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are           X
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such records
                  are maintained on at least a monthly basis, or such
                  other period specified in the transaction agreements,        X
                  and describe the entity's activities in monitoring
                  delinquent pool assets including, for example, phone
                  calls, letters and payment rescheduling plans in cases
                  where delinquency is deemed temporary (e.g., illness or
                  unemployment).

--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ix)   Adjustments to Interest rates or rates of return for
                  pool assets with variable  rates are computed based on       X
                  the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(x)    Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period specified
                  in the transaction agreements: (B) interest on such          X
                  funds is paid, or credited, to obligors in accordance
                  with applicable pool asset documents and state laws; and
                  (C) such funds are returned to the obligor within 30
                  calendar days of full repayment of the related pool
                  assets, or such other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the                                       X(5)
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the Servicer at
                  least 30 calendar days prior to these dates, or such
                  other number of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xii)  Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid from                               X(6)
                  the Servicer's funds and not charged to the obligor,
                  unless the late payment was due to the obligor's error
                  or omission.

--------------------------------------------------------------------------------------------------------------------------------
 1l22(d)(4)(xiii) Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records                                      X(7)
                  maintained by the Servicer, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

---------------------------
(5)   HomEq's tax and insurance vendors make payments on behalf of an obligor.

(6) HomEq's tax and insurance vendors assess whether late payment penalties are paid from HomEq's funds.

(7) HomEq's tax and insurance vendors post disbursements on taxes and insurance to obligors' records.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                                  APPLICABLE                  SERVICING
                    SERVICING CRITERIA                                         SERVICING CRITERIA              CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Performed
                                                                                                         by
                                                                                         Performed   subservicer
                                                                                            by          (s) or
                                                                                         Vendor(s)    vendor(s)    NOT performed
                                                                                         for which    for which   by HomEq or by
                                                                                         HomEq is      HomEq is   subservicer(s)
                                                                             Performed      the         NOT the     or vendor(s)
                                                                              Directly  Responsible  Responsible   retained by
    Reference                           Criteria                              by HomEq     Party        Party         HomEq
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts         X
                  are recognized and recorded in accordance with the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xv)   Any external enhancement or other support, identified in
                  Item 1114(a)(1) through (3) or Item 1115 of Regulation                                                X
                  AB, is maintained as set forth in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------------

 [HOMEQ SERVICING LOGO]

           Assessment of Compliance with Applicable Servicing Criteria

1. Barclays Capital Real Estate Inc. d/b/a HomEq Servicing ("HomEq") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission (the "Applicable Servicing Criteria"), as of December 31, 2006 and for the period from November 1, 2006 through December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which HomEq acted as servicer involving subprime residential mortgage loans (other than transactions that closed prior to January 1, 2006) (the "Platform");

2. HomEq has engaged a vendor (the "Vendor") to perform specific, limited or scripted activities, and HomEq elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor's activities as set forth in Appendix A hereto. HomEq management has determined that this Vendor is not considered a "servicer" as defined in item 1101(j) of Regulation AB, and HomEq's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to this Vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the Vendor's activities comply in all material respects with the servicing criteria applicable to the Vendor. The Company's management is solely responsible for determining that HomEq meets the SEC requirements to apply Interpretation 17.06 for the Vendor and related criteria as described in HomEq's assertion;

3. Except as set forth in paragraph 4 below, HomEq's management used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to HomEq based on the activities it performs, directly or through its Vendor, with respect to the Platform;

5. HomEq has not identified and is not aware of any material instance of noncompliance by the Vendor with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

6. HomEq has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

7. Based on such assessment, HomEq has complied, in all material respects, with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

     [HOMEQ SERVICING LOGO]

8. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period.

March 12, 2007

                                   Barclays Capital Real Estate Inc. d/b/a HomEq
                                      Servicing


                                   By: /s/ Art Lyon
                                       ----------------------------------------
                                       Name:  Art Lyon
                                       Title: Vice President

     [HOMEQ SERVICING LOGO]

                                                      APPENDIX A

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
                      General Servicing Considerations
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are instituted to
                  monitor any performance or other triggers          X
                  and events of default in accordance with
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the           X
                  third party's performance and compliance
                  with such servicing activities.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction
                  agreements to maintain a back-up servicer                                                         X
                  for the pool assets are maintained.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the             X
                  amount of coverage required by and otherwise
                  in accordance with the terms of the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets are deposited into
                  the appropriate custodial bank accounts
                  and related bank clearing accounts no more         X            X(1)
                  than two business days following receipt,
                  or such other number of days specified in
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(2)(ii)    Disbursements made via wire transfer on
                  behalf of an obligor or to an investor             X
                  are made only by authorized personnel.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions,
                  and any interest or other fees charged for         X
                  such advances, are made, reviewed and
                  approved as specified in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction,
                  such as cash reserve accounts or accounts
                  established as a form of
                  overcollateralization, are separately              X
                  maintained (e.g., with respect to
                  commingling of cash) as sat forth in the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is maintained at a
                  federally insured depository institution as
                  set forth in the transaction agreements.
                  For purposes of this criterion, "federally
                  insured depository institution" with respect       X
                  to a foreign financial institution means a
                  foreign financial institution that meets
                  the requirements of Rule 13k-1(b)(1) of
                  the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to           X
                  prevent unauthorized access.
---------------------------------------------------------------------------------------------------------------------------

----------------------------
(1) A vendor deposits certain funds from customer transactions to a lockbox clearing account.

     [HOMEQ SERVICING LOGO]

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                       APPLICABLE                      SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly
                  basis for all asset-backed securities
                  related bank accounts, Including
                  custodial accounts and related Bank
                  clearing accounts. These reconciliations
                  are (A) mathematically accurate; (B)
                  prepaid within 30 calendar days after the
                  bank statement cutoff date, or such other          X
                  number of days specified in the
                  transaction agreements; (C) reviewed and
                  approved by someone other than the person
                  who prepared the reconciliation; and (D)
                  contain explanations for reconciling Items.
                  These reconciling items are resolved within
                  90 calendar days of their original
                  identification, or such other number of days
                  specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------

                     Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements
                  and applicable Commission requirements.
                  Specifically, such reports (A) are prepared
                  in accordance with timeframes and other
                  terms set forth in the transaction
                  agreements; (B) provide information
                  calculated in accordance with the terms                                                         X(2)
                  specified in the transaction agreements;
                  (C) are filed with the Commission as
                  required by its rules and regulations: and
                  (D) agree with investors' or the trustee's
                  records as to the total unpaid principal
                  balance and number of pool assets serviced
                  by the Servicer.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and
                  remitted in accordance with timeframes,
                  distribution priority and other terms set                                                       X(2)
                  forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an investor are posted
                  within two business days to the Servicer's                                                      X(2)
                  investor records, or such other number of
                  days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors per the
                  investor reports agree with cancelled                                                           X(2)
                  checks, or other form of payment, or
                  custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------
                     Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security on pool assets is
                  maintained as required by the transaction          X
                  agreements or related mortgage loan
                  documents.
---------------------------------------------------------------------------------------------------------------------------

-----------------------------
(2) HomEq has determined for purposes of assessing the servicing criteria listed in Items 1122(d)(3)(i)-(iv) that, pursuant to the Securities and Exchange Commission Telephone Interpretation 11.03, the term "investor" as used in those Items does not pertain to the entities to which HomEq provides the applicable information. Consequently, these criteria are inapplicable to HomEq.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                       APPLICABLE                      SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)    Pool asset and related documents are
                  safeguarded as required by the transaction         X
                  agreements
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions         X(3)
                  or requirements in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(4)(iv)    Payments on pool assets, including any
                  payoffs, made in accordance with the related
                  pool asset documents are posted to the
                  Servicers obligor records maintained no
                  more than two business days after receipt,
                  or such other number of days specified in          X            X(4)
                  the transaction agreements, and allocated
                  to principal, Interest or other items (e.g.,
                  escrow) in accordance with the related pool
                  asset documents.
---------------------------------------------------------------------------------------------------------------------------
122(d)(4)(v)      The Servicer's records regarding the pool
                  assets agree with the Servicer's records           X
                  with respect to an obligor's unpaid
                  principal balance.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status
                  of an obligor's pool assets (e.g., loan
                  modifications or re-agings) are made,              X
                  reviewed and approved by authorized
                  personnel in accordance with the transaction
                  agreements and related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds
                  in lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,       X
                  conducted and concluded in accordance with
                  the timeframes or other requirements
                  established by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset
                  is delinquent in accordance with the
                  transaction agreements. Such records are
                  maintained on at least a monthly basis, or
                  such other period specified in the
                  transaction agreements, and describe the           X
                  entity's activities in monitoring delinquent
                  pool assets including, for example, phone
                  calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., Illness or unemployment).
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of
                  return for pool assets with variable rates         X
                  are computed based on the related pool asset
                  documents.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------
(3) HomEq only pursues removal of loans it has identified as violative of representations and warranties, coordinates removal of assets approved for repurchase and notifies the trustee and seller when repurchase requests are declined.

(4) HomEq's lockbox vendor receives certain obligor payments, deposits them to a clearing account and forwards deposit information to HomEq. HomEq transfers funds from the clearing account to the applicable custodial account for payment allocation in the servicing system.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     INAPPLICABLE
                                                                       APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                 CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                                              Performed by
                                                                                              subservicer         NOT
                                                                              Performed by      (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an
                  obligor (such as escrow accounts): (A) such
                  funds are analyzed, in accordance with the
                  obligor's pool asset documents, on at least
                  an annual basis, or such other period
                  specified in the transaction agreements; (B)
                  Interest on such funds is paid, or credited,       X
                  to obligors in accordance with applicable
                  pool asset documents and state laws; and (C)
                  such funds are returned to the obligor
                  within 30 calendar days of full repayment of
                  the related pool assets, or such other
                  number of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such
                  as tax or insurance payments) are made on or
                  before the related penalty or expiration
                  dates, as Indicated on the appropriate bills
                  or notices for such payments, provided that                                    X(5)
                  such support has been received by the
                  Servicer at least 30 calendar days prior to
                  these dates, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection
                  with any payment to be made on behalf of an
                  obligor are paid from the Servicer's funds                                     X(6)
                  and not charged to the obligor, unless the
                  late payment was due to the obligor's error
                  or omission.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the
                  obligor's records maintained by the                                            X(7)
                  Servicer, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible
                  accounts are recognized and recorded in            X
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3)                                                       X
                  or Item 1115 of Regulation AB, is maintained
                  as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------

------------------------------
(5)   HomEq's tax and insurance vendors make payments on behalf of an obligor.

(6) HomEq's tax and insurance vendors assess whether late payment penalties are paid from HomEq's funds.

(7) HomEq's tax and insurance vendors post disbursements on taxes and insurance to obligors' records.

 [ZC STERLING LOGO]
                                                     KEEPING  YOU  FIRST

                                                    ZC Real Estate
                                                    Tax Solutions Limited
                                                    210 Interstate North Parkway
                                                    Suite 400
                                                    Atlanta, GA 30339

                                                    Tel  770.690.8400
                                                    Fax  8OO.962.9689
                                                    http://www.zcsterling.com


  Report on Assessment of Compliance with Securities and Exchange Commission's
                        Regulation AB Servicing Criteria

For the calendar year ending December 31 2006, or portion thereof (the "Period"), ZC Real Estate Tax Solutions Limited ("ZCRETS") has been a subcontractor for Servicers identified in Appendix A.

The undersigned are Senior Vice Presidents of ZCRETS, have sufficient authority to make the statements contained in this Assertion and are responsible for assessing compliance with the servicing criteria applicable to ZCRETS. ZCRETS has used the servicing criteria communicated to ZCRETS by the Servicer to assess compliance with the applicable servicing criteria. Accordingly, servicing criteria 1122 (d) l(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii) and
1122 (d) 4(xiii) are applicable to the activities performed by ZCRETS with respect to the Platform covered by this report. The remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB are not applicable to the activities performed by ZCRETS with respect to the Platform covered by this report. As a subcontractor for Servicers, ZCRETS has determined that it complied in all material respects with the servicing criteria listed below, ZCRETS engaged Ernst & Young, LLP ("E&Y"), a registered public accounting firm, to review ZCRETS' assessment, and E&Y has issued an attestation report on ZCRETS' assessment of compliance with the applicable servicing criteria for the Period.

1. ZCRETS maintained a fidelity bond and errors & omissions policy in effect on ZCRETS throughout the reporting period in the amount of coverage required by the transaction agreements between the Servicer and ZCRETS (1122(d)(1)(iv)).

2. To the extent that ZCRETS prints checks for Servicer or otherwise has Servicer's checks or check stock, unissued checks are safeguarded so as to prevent unauthorized access (1122(d)(2)(vi)).

3. Payments made on behalf of Servicer's obligor for real estate taxes are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements between Servicer and ZCRETS (1122(d)(4)(xi)).

4. Any late payment penalties in connection with any payment for real estate taxes to be made on behalf of Servicer's obligor are paid from the Servicer's funds or ZCRETS' funds and not charged to Servicer's obligor, unless the late payment was due to the obligor's error or omission (1122(d)(4)(xii)).

5. File(s) provided to Servicer from which Servicer may make disbursements made on behalf of Servicer's obligor are provided to Servicer on an accurate and timely basis and the information thereon is subject to such controls as are specified in the transaction agreements between Servicer and ZCRETS (1122(d)(4)(xiii)).

Sincerely,
ZC Real Estate Tax Solutions Limited

By: /s/ Mike Koepke
   ---------------------------
        Mike Koepke

Title: Senior Vice President and Tax Product Line Executive

Date: March 1, 2007

By: /s/ James P. Novak
   ---------------------------
        James P. Novak

Title: Senior Vice President & General Counsel

Date: March 1, 2007

APPENDIX A

The following is a list of Clients serviced on the ZC Tax Source (ZCTS) Real Estate Tax Outsourcing Platform (Platform) to which the criteria mentioned within the Assertion applies:

      1.    HomeEq Servicing Corporation
      2.    HomeBanc Mortgage Corporation
      3. Wendover Financial Services Corporation a subsidiary of Electronic Data Services Corporation

[ZC STERLING LOGO]
                                                    KEEPING  YOU  FIRST

                                                    ZC Sterling Corporation
                                                    210 Interstate North Parkway
                                                    Suite 400
                                                    Atlanta, GA 30339

                                                    Tel  770.690.8400
                                                    Fax  770.690.8240
                                                    http://www.zcsterling.com


  Report on Assessment of Compliance with Securities and Exchange Commission's
                        Regulation AB Servicing Criteria

For the calendar year ending December 31 2006, or portion thereof (the "Period"), ZC Sterling Insurance Agency, Inc. ("ZCSIA") has been a subcontractor for Servicers identified in Appendix A.

The undersigned are Senior Vice Presidents of ZCSIA, have sufficient authority to make the statements contained in this Assertion and are responsible for assessing compliance with the servicing criteria applicable to ZCSIA. ZCSIA has used the servicing criteria communicated to ZCSIA by the Servicer to assess compliance with the applicable servicing criteria. Accordingly, servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii), and
1122 (d) 4(xiii) are applicable to the activities performed by ZCSIA with respect to the Platforms covered by this report. The remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB are not applicable to the activities performed by ZCSIA with respect to the Platform covered by this report. As a subcontractor for Servicer, ZCSIA has determined that it complied in all material respects with the servicing criteria listed below. ZCSIA engaged Ernst & Young, LLP ("E&Y"), a registered public accounting firm, to review ZCSIA's assessment, and E&Y has issued an attestation report on ZCSIA's assessment of compliance with the applicable servicing criteria for the Period.

1. ZCSIA maintained a fidelity bond and errors & omissions policy in effect on ZCSIA throughout the reporting period in the amount of coverage required by the transaction agreements between the Servicer and ZCSIA (1122(d)((1)(iv)).

2. To the extent that ZCSIA prints checks for Servicer or otherwise has Servicer's checks or check stock, unissued checks are safeguarded so as to prevent unauthorised access (1122(d)(2)(vi)). [AS OF DECEMBER 31, 2006, THIS PROVISION WILL APPLY ONLY FOR THE FOLLOWING SERVICERS: ABN Amro Mortgage Group, Inc, Option One Mortgage Corporation, Sun Trust Mortgage, Inc., HomEq Servicing Corporation, Wachovia Insurance Corporation, Wells Fargo Home Mortgage.

3. Payments made on behalf of Servicer's obligor for insurance premiums are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xi)).

4. Any late payment penalties in connection with any payment for insurance to be made on behalf of Servicer's obligor are paid from the Servicer's funds or ZCSIA's funds and not charged to Servicer's obligor, unless the late payment was due to the obligor's error or omission (1122(d)(4)(xii)).

5. File(s) provided to Servicer from which Servicer may make disbursements made on behalf of Servicer's obligor are provided to Servicer on an accurate and timely basis and the information thereon is subject to such controls as are specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xiii)).

Sincerely,
ZC STERLING INSURANCE AGENCY, INC.


By: /s/ Arthur J. Castner
   ----------------------------
        Arthur J. Castner

Title: Senior Vice President - Hazard Operations

Date: February 20, 2007


By: /s/ James P. Novak
    ---------------------------
        James P. Novak

Title: Senior Vice President & General Counsel

Date: February 20, 2007

APPENDIX A
----------

The following is a list of Clients serviced on the ZC Sterling Integrated Product Solution (ZIPS) Platform:

      1.    ABN Amro Mortgage Group, Inc.
      2.    Dovenmuehle Mortgage, Inc.
      3.    HomEq Servicing Corporation
      4.    Option One Mortgage Corporation
      5.    People's Choice Home Loan, Inc.
      6.    Sun Trust Mortgage, Inc.
      7. Wachovia Insurance Agency (and its affiliates, including Wachovia Mortgage Corporation)
      8.    Wells Fargo Home Mortgage


                                        3